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                                                                   Exhibit 10.10
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                            SUBSCRIPTION AGREEMENT
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dsl.net, inc.
50 Washington Street, 7th Floor East
Norwalk, Connecticut  06854

Attention: David Struwas

Ladies and Gentlemen:

1.   SUBSCRIPTION
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     The undersigned hereby subscribes for a convertible demand note in the principal amount set forth on the attached signature page and in the form set forth as Exhibit A hereto (the "Note"). The Note shall be convertible, on the conditions stated herein, into Equity Securities (as hereinafter defined) of dsl.net, inc., a Delaware corporation, or any successor thereof, whether by merger, exchange of stock or otherwise (the "Company"). In addition, the undersigned will receive the right to a warrant to purchase one (1) share of Equity Securities for every four (4) shares of Equity Securities issuable upon conversion of the Note (the "Warrant"), on the conditions stated herein, expiring five (5) years from the date of issuance.

2.   DEFINITIONS
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     Capitalized terms used herein shall have the meanings set forth herein or as set forth below:

     "Common Shares" shall mean shares of the Company's Common Stock, as now or hereafter constituted.

     "Conversion Shares" shall mean the Equity Securities issuable upon conversion of the Note.

     "Equity Securities" shall include common stock and preferred stock of the Company, any equity or debt security that is exercisable for or convertible into such common stock or preferred stock, and any equity or debt security that is issued in combination with such common stock or preferred stock.

     "Qualified Financing Date" shall mean September 30, 2000.

     "Qualified Financing" shall mean the sale by the Company, in one or more transactions, of Equity Securities having an aggregate purchase price of $1,000,000 or more, not including conversion of the Note, exercise of the Warrant or the conversion or exercise of similar notes or warrants issued by the Company.

     "Qualified Financing Purchase Price" shall mean the price per share at which Equity Securities are sold in a Qualified Financing; in the event that such equity securities are convertible securities, it shall mean the conversion price.
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                                      -2-

     "Securities" shall mean the Note, the Conversion Shares, the Warrant, the Warrant Shares and any Common Shares issued by the Company upon conversion of or in exchange for any Conversion Shares or Warrant Shares, if such shares are convertible into or exchangeable for Common Shares.

     "Warrant Shares" shall mean the Equity Securities issuable upon exercise of the Warrant.

3.   REPRESENTATIONS AND WARRANTIES OF THE POTENTIAL INVESTOR
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     The undersigned hereby acknowledges that the undersigned has received and read (a) the Company's Business Plan and the other documents attached to or included by reference therein, (b) this Subscription Agreement, and (c) the Investor Questionnaire (collectively, the "Disclosure Documents").

     The undersigned understands that the Company is in the early stages of development and that the information contained in the Disclosure Documents is constantly subject to change. The undersigned acknowledges that the undersigned has had an opportunity to ask questions of and request additional information concerning the Company from representatives of the Company. The undersigned has not received any written information concerning this offering other than the Disclosure Documents and is not relying on any other information provided to the undersigned or any representations made to the undersigned by anyone other than the representatives of the Company referred to above.

     The undersigned understands that the Company is relying on Section 4(2) of the Securities Act of 1933, as amended (the "Act"), and the regulations thereunder, which provides an exemption from registration under the Securities Act which does not require that any specific information about the Company be disclosed.

     The undersigned acknowledges that the transfer of the Securities shall be subject to the securities law restrictions set forth in this paragraph 3, the right of first refusal of the Company set forth in paragraph 4 hereof and the transfer restrictions set forth in paragraphs 5 and 6 hereof.

     The undersigned understands that the Securities have not been registered and will not be registered under the Act or any applicable state securities laws and that the Securities will be sold in transactions exempt from registration under the Act and such state securities laws. The undersigned understands that the availability of these exemptions are predicated in part on the Company's reliance on the undersigned's representations and warranties herein.

     The undersigned hereby represents and warrants to you that: (a) the undersigned is acquiring the Securities for the undersigned's own account for investment purposes only, and not with a view to the resale or other distribution thereof, and the undersigned will not transfer, sell or otherwise dispose of the Securities without registering them under the applicable federal or state securities laws or seeking an exemption therefrom; (b) the undersigned has such knowledge and experience in financial and business matters and particularly this type of investment to evaluate the merits and risks of an investment in the Company; (c) the undersigned can bear the economic risk of an investment in the Company, including the risk of a complete loss of the undersigned's investment; and (d) the undersigned is not committed to illiquid investments, including the investment in the Company, that are disproportionately high in comparison with the undersigned's net worth.

     The undersigned understands that the undersigned must bear the economic risk of this investment for an indefinite period of time inasmuch as it has not been and will not be registered under the Act or any applicable state securities laws and, therefore, that the Securities cannot be sold, pledged or transferred unless they are subsequently registered under the Act and qualified under applicable state securities laws or an exemption from such registration and qualification is available. The undersigned understands that the Company has no obligation and does not presently intend to register or qualify any
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                                      -3-

of its securities or to take any action or provide any information necessary to the availability of any such exemption.

    The undersigned further understands that these restrictions on transferability will be noted in the Company's records as a stop transfer instruction, and that the Securities will be subject to the other terms and conditions of this Subscription Agreement, and will bear a legend substantially in the following form, as well as any legend required by appropriate Blue Sky officials:

     "The securities represented by this certificate (i) are subject to the restrictions on transfer and other terms contained in a Subscription Agreement dated [date of Subscription Agreement] between the Company and the holder of this certificate (a copy of which is available without charge from the Company), and (ii) have not been registered under the Securities Act of 1933 or applicable state securities laws and may not be transferred, sold or otherwise disposed of in the absence of an effective registration statement with respect to the securities evidenced by this certificate, filed and made effective under the Securities Act of 1933 and such applicable state securities laws, or unless the Company receives an opinion of counsel satisfactory to the Company to the effect that registration under such Act and such applicable state securities laws is not required."

    The undersigned understands that the Company will require that the undersigned meet certain investor suitability standards and that the undersigned be an "accredited investor" as that term is defined in the federal securities laws. A document entitled "Investor Questionnaire" is attached to elicit certain information about the undersigned for investment in the, Securities.

    The information provided to the Company herein and in the Investor Questionnaire is true and correct in all respects as of the date hereof. The undersigned agrees to notify the Company in writing immediately if any of the statements made herein or in the Investor Questionnaire shall become untrue.

4.  RIGHT OF FIRST REFUSAL
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    The undersigned (referred to in this Section as the "Holder") agrees that it shall not sell any of the Securities except in accordance with the following procedures:

    (a) The Holder shall first deliver to the Company a written Notice of Intention to Sell, which shall be irrevocable for a period of thirty (30) days after delivery thereof, offering to the Company such Securities owned by the Holder at the purchase price and on the other material terms specified therein at which it proposes to sell such Securities. The Company shall have the right of first refusal and option for a period of thirty (30) days after delivery to the Company of the Notice of Intention to Sell, to purchase all or (subject to the provisions of Section 4(d) hereof) any part of the Securities so offered at the purchase price and on the other terms stated therein. Such acceptance shall be made by delivering a written Notice of Acceptance to the Holder within the aforesaid thirty (30) day period.

    (b) The closing of any sales of the Securities under the terms of Section 4(a) shall be made at the offices of the Company on a mutually satisfactory business day within forty-five (45) days after the expiration of the aforesaid period. Delivery of certificates or other instruments evidencing such Securities duly endorsed for transfer to the Company shall be made on such date against payment of the purchase price therefor.
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                                      -4-

     (c) If effective acceptance shall not be received pursuant to Section 4(a) above with respect to all Securities offered for sale pursuant to a Notice of Intention to Sell, then, subject to compliance with applicable securities laws and any other applicable restrictions on the transfer of such Securities (including the restrictions set forth herein), the Holder may sell all or any part of the remaining Securities so offered for sale at a price not less than the price, and on terms not more favorable to the purchaser thereof than the terms stated in the Notice of Intention to Sell, at any time within sixty (60) days after the expiration of such offer. In the event the remaining Securities are not sold by the Holder during such sixty (60) day period, the right of the Holder to sell such remaining Securities shall expire and the obligations of this Section 4 shall be reinstated; provided, however, that in the event the
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Holder determines, at any time during such sixty (60) day period, that the sale of all or any part of the remaining Securities on the terms set forth in the Notice of Intention to Sell is impractical, the Holder can terminate the offer and reinstate the procedure provided in this Section 4 without waiting for the expiration of such sixty (60) day period.

     (d) The Holder may specify in the Notice of Intention to Sell contemplated by Section 4(a) hereof that all Securities offered thereby must be sold, in which case the Notice of Acceptance must relate to all Securities covered by such Notice of Intention to Sell in order to be effective.

5.   TRANSFER OF SECURITIES
     ----------------------

     (a) The undersigned agrees that it may not transfer, sell, pledge, hypothecate or otherwise dispose of any Securities except (i) pursuant to an effective registration statement under the Act and any applicable state securities laws, or (ii) upon delivery to the Company of an opinion of counsel satisfactory to the Company to the effect that registration under the Act and such state securities laws is not required.

     (b) The undersigned agrees that it may not transfer, sell, pledge, hypothecate or otherwise dispose of any Securities in any way, either voluntary or involuntary, except (i) by will or the laws of descent and distribution or
(ii) with the prior consent of the Company.

     (c) Anything contained herein to the contrary notwithstanding, any purchaser or other transferee of Securities, other than the Company, shall agree in writing in advance with the Company to be bound by and comply with all applicable provisions of this Agreement.

6.   TERMS AND CONDITIONS OF NOTE AND WARRANT
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     (a) The Note will be substantially in the form and to the effect of the
Note set forth as Exhibit A hereto. The Warrant will be substantially in the form and to the effect of the Warrant set forth as Exhibit B hereto.

     (b) If the Company completes a Qualified Financing by the Qualified Financing Date, (i) the Note shall be automatically converted into the Equity Securities issued by the Company in the Qualified Financing, at the Qualified Financing Purchase Price, and on the other terms and conditions of such Qualified Financing, and (ii) the Company shall issue the Warrant, which shall be exercisable for the type of Equity Securities issued by the Company in the Qualified Financing at the Qualified Financing Purchase Price in the amount of one (1) share of Equity Securities for four (4) shares of Equity Securities into which the Note is so converted, on the other terms and conditions of such Qualified Financing. The Company shall notify the Subscriber in writing immediately upon the closing of a Qualified Financing.
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                                      -5-

     (c) In the event that the Company fails to complete a Qualified Financing an or before the Qualified Financing Date, the Note shall become payable upon demand by the holder of the Note and, upon such payment, the Note shall be cancelled and the right to the Warrant shall become null and void.

7.   ACCEPTANCE
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     (a) Subscription.  A complete subscription must include (i) two copies of
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the signature page of the Subscription Agreement signed by me, (ii) two copies of the Investor Questionnaire signed by me, and (iii) a check in the principal amount of the Note, payable to the Company, all of which must be delivered to the Company.

     (b) Rejection.  The Company may at its option refuse to accept my
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subscription in its discretion for any reason.  Should this subscription be rejected or should the offering of the Securities not be consummated for any reason, the Company promptly shall return the amount enclosed herewith.